UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: February 25, 2016

Ritchie Bros. Auctioneers Incorporated
(Exact Name of Registrant as Specified in Its Charter)

Canada	001-13425	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

9500 Glenlyon Parkway, Burnaby, British Columbia, Canada V5J0C6
(Address of principal executive offices) (Zip Code)

(778) 331-5500
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 2.02 Results of Operations and Financial Condition

On February 25, 2016, Ritchie Bros. Auctioneers Incorporated (“we” or the “Company”) issued a press release announcing our financial results for the fiscal year and fourth quarter ended December 31, 2015. A copy of the press release is furnished as Exhibit 99.1 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended (the
“Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01 Regulation FD Disclosure

The information contained in Item 2.02 is incorporated herein by reference.

We transitioned from International Financial Reporting Standards (“IFRS”) to accounting principles generally accepted in the United States (“U.S. GAAP”). We are filing this Current Report on Form 8-K to amend our condensed consolidated interim financial statements for (i) the three months ended March 31, 2015, (i) the three and six months ended June 30, 2015 and (iii) the three and nine months ended September 30, 2015 (collectively, the “2015 Interim Financial Statements”) to reflect the Company’s transition to U.S. GAAP. The original 2015 Interim Financial Statements were filed on Forms 6-K on May 7, 2015, August 6, 2015 and November 5, 2015, respectively, under IFRS.

Except for changes related to the Company’s adoption of U.S. GAAP, this Form 8-K does not reflect events occurring after the filing of each original 2015 Interim Financial Statement. These amended condensed consolidated interim financial statements supersede the Company’s original 2015 Interim Financial Statements.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1, 99.2, 99.3 and 99.4, shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99.1	News release, dated February 25, 2016 issued by Ritchie Bros. Auctioneers Incorporated
99.2	Condensed Consolidated Interim Financial Statements for the three months ended March 31, 2015
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended June 30, 2015
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended September 30, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 25, 2016	Ritchie Bros. Auctioneers Incorporated

	By:	/s/ Darren Watt
Darren Watt
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	News release, dated February 25, 2016 issued by Ritchie Bros. Auctioneers Incorporated
99.2	Condensed Consolidated Interim Financial Statements for the three months ended March 31, 2015
99.3	Condensed Consolidated Interim Financial Statements for the three and six months ended June 30, 2015
99.4	Condensed Consolidated Interim Financial Statements for the three and nine months ended September 30, 2015